QuickLinks -- Click here to rapidly navigate through this document

SEC 873 (10/2000)	Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

OMB APPROVAL
OMB Number:	3235-0060
Expires:	March 31, 2003
Estimated average burden hours per response	1.25

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: October 12, 2001
(Date of earliest event reported)

SNTL Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-25984	95-4610936
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

30101 Agoura Court #222, Agoura Hills, California	91301
(Address of principal executive offices)	(Zip Code)

(818)597-0042
(Registrant's telephone number, including area code)

Superior National Insurance Group, Inc.
(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3. Bankruptcy.

    SNTL Corporation, along with its subsidiaries, SNTL Holdings Corporation (formerly, Business Insurance Group, Inc.), SN Insurance Administrators, Inc. and SN Insurance Services, Inc., filed their June, July and August of 2001 Monthly Debtor in Possession Operating Reports and their July and August of 2001 Debtor in Possession Interim Statements with the United States Bankruptcy Court for the Central District of California, copies of which are attached hereto as Exhibit 99.101 through Exhibit 99.120 and incorporated herein in their entirety.

  THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.
Not Applicable.
(b)	Pro Forma Financial Information.
Not Applicable.
(c)	Exhibits.

Exhibit No.	Description
99.101	Debtor in Possession Operating Report for the period from June 1, 2001 to June 30, 2001 (Superior National Insurance Group, Inc.) with Schedules A through F.
99.102	Debtor in Possession Operating Report for the period from June 1, 2001 to June 30, 2001 (Business Insurance Group, Inc.)(see Exhibit 99.101 for Schedules A through F).
99.103	Debtor in Possession Operating Report for the period from June 1, 2001 to June 30, 2001 (SN Insurance Administrators, Inc.)(see Exhibit 99.101 for Schedules A through F).
99.104	Debtor in Possession Operating Report for the period from June 1, 2001 to June 30, 2001 (SN Insurance Services, Inc.)(see Exhibit 99.101 for Schedules A through F).
99.105	Debtor in Possession Operating Report for the period from July 1, 2001 to July 31, 2001 (Superior National Insurance Group, Inc.) with Schedules A through F.
99.106	Debtor in Possession Operating Report for the period from July 1, 2001 to July 31, 2001 (Business Insurance Group, Inc.)(see Exhibit 99.105 for Schedules A through F).

99.107	Debtor in Possession Operating Report for the period from July 1, 2001 to July 31, 2001 (SN Insurance Administrators, Inc.)(see Exhibit 99.105 for Schedules A through F).
99.108	Debtor in Possession Operating Report for the period from July 1, 2001 to July 31, 2001 (SN Insurance Services, Inc.)(see Exhibit 99.105 for Schedules A through F).
99.109	Debtor in Possession Interim Statement for the period from July 1, 2001 to July 31, 2001 (Superior National Insurance Group, Inc.).
99.110	Debtor in Possession Interim Statement for the period from July 1, 2001 to July 31, 2001 (Business Insurance Group, Inc.).
99.111	Debtor in Possession Interim Statement for the period from July 1, 2001 to July 31, 2001 (SN Insurance Administrators, Inc.).
99.112	Debtor in Possession Interim Statement for the period from July 1, 2001 to July 31, 2001 (SN Insurance Services, Inc.).
99.113	Debtor in Possession Operating Report for the period from August 1, 2001 to August 31, 2001 (Superior National Insurance Group, Inc.) with Schedules A through F.
99.114	Debtor in Possession Operating Report for the period from August 1, 2001 to August 31, 2001 (Business Insurance Group, Inc.)(see Exhibit 99.113 for Schedules A through F).
99.115	Debtor in Possession Operating Report for the period from August 1, 2001 to August 31, 2001 (SN Insurance Administrators, Inc.)(see Exhibit 99.113 for Schedules A through F).
99.116	Debtor in Possession Operating Report for the period from August 1, 2001 to August 31, 2001 (SN Insurance Services, Inc.)(see Exhibit 99.113 for Schedules A through F).
99.117	Debtor in Possession Interim Statement for the period from August 1, 2001 to August 31, 2001 (Superior National Insurance Group, Inc.).
99.118	Debtor in Possession Interim Statement for the period from August 1, 2001 to August 31, 2001 (Business Insurance Group, Inc.).
99.119	Debtor in Possession Interim Statement for the period from August 1, 2001 to August 31, 2001 (SN Insurance Administrators, Inc.).
99.120	Debtor in Possession Interim Statement for the period from August 1, 2001 to August 31, 2001 (SN Insurance Services, Inc.).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNTL CORPORATION (Registrant)
Date	October 11, 2001	/s/ ALEX CORBETT (Signature)*
Alex Corbett Senior Vice President and Chief Financial Officer

*Print name and title of the signing officer under his signature.

QuickLinks

FORM 8-K
INFORMATION TO BE INCLUDED IN THE REPORT
Item 3. Bankruptcy.
Item 7. Financial Statements and Exhibits.
SIGNATURES